Flight Equipment Held for Sale	9 Months Ended
Sep. 30, 2012
Flight Equipment Held for Sale
Flight Equipment Held for Sale

G. Flight Equipment Held for Sale

        At September 30, 2012, we had seven aircraft that met the criteria for, and were classified as, Flight equipment held for sale, with a carrying value of $48.7 million, which approximated the fair value at the time of transfer. We cease recognition of depreciation expense on aircraft subsequent to transferring them from Flight equipment under operating leases. Net cash proceeds from sales of flight equipment classified as held for sale is received as each individual aircraft sale is consummated. The actual purchase price may differ from the recorded estimated fair value of the aircraft when it is classified as held for sale, depending on the timing of the completion of the sale. We expect the sale of all seven aircraft to be consummated in 2012 and at October 30, 2012, we had completed the sale of six of the aircraft.